SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 16, 2003

Rogue Wave Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28900	93-1064214
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

(303) 473-9118

(Registrant’s telephone number)

Item 9.	Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12, Results of Operations and Financial Condition.

On July 16, 2003, Rogue Wave Software issued a press release announcing financial results for the quarter ended June 30, 2003. The press release is furnished herewith as Exhibit 99.1.

Item 7.	Financial Statements and Exhibits.

99.1	Press Release dated July 16, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROGUE WAVE SOFTWARE, INC.

Date: July 17, 2003	By:	/s/ KATHLEEN E. BRUSH
	Its:	Chief Executive Officer